Exhibit 10.44

AMENDMENT NO. 1 TO

SUPPLY AGREEMENT

This Amendment No. 1 to Supply Agreement (this “Amendment”) is effective as of May 18, 2007, by and between Hoku Scientific, Inc., a Delaware corporation (“HOKU”), and SANYO Electric Co., Ltd., a Japanese corporation (“SANYO”).

RECITALS

Whereas, HOKU and SANYO are parties to that certain Supply Agreement dated as of January 17, 2007 (the “Supply Agreement”); and

Whereas, HOKU and SANYO desire to amend the Supply Agreement as hereinafter set forth:

Now, therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, HOKU and SANYO agree as follows:

AGREEMENT

1. Definitions. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Supply Agreement.

2. Amendment of Section 6.4. Section 6.4 of the Supply Agreement is hereby amended to read as follows:

Prior to the release of funds from Escrow, HOKU shall (A) grant the security interest described in Section 6.1 to SANYO and (B) raise an aggregate of $100 million in gross aggregate proceeds from financing (the “Financing”), which may include proceeds from bank debt, equity offerings, customer pre-payments or any combination thereof, to procure the HOKU Facility and equipment necessary to manufacture one thousand five hundred (1,500) metric tons of Product per annum.

3. Amendment of Section 9.4(b). Section 9.4(b) of the Supply Agreement is hereby amended to read as follows:

“(b) HOKU is unable to complete the Financing on or before October 17, 2007.”

4. Integration. Except for the amendment specifically set forth above, the terms of the Supply Agreement shall continue in full force and effect and survive the execution and effectiveness of this Amendment.

[Signature Page Follows]

HOKU Initials & Date:	DS 2007/5/26	SANYO Initials & Date:	T.S. 2007/5/18

In Witness Whereof, HOKU and SANYO have executed this Amendment No. 1 to Supply Agreement as of the date first set forth above.

“SANYO”		“HOKU”

SANYO Electric Co., Ltd.		Hoku Scientific, Inc.

By:	/s/ Tadao Shimada	By:	/s/ Dustin Shindo

Name:	Tadao Shimada	Name:	Dustin Shindo

Title:	Senior Vice President	Title:	CEO

HOKU Initials & Date:	DS 2007/5/26	SANYO Initials & Date:	T.S. 2007/5/18